Exhibit 10.1

AGREEMENT OF INDEMNITY

This Agreement of Indemnity (hereinafter referred to as the “Agreement”) is made and entered into this 17th day of August, 2020, with and in favor of United States Fire Insurance Company, and their affiliated, associated and subsidiary companies, successors and assigns (hereinafter collectively referred to as the “Surety”) and executed by:

Name	Federal Employer Identification Number

ICS Holdings LLC	04-3781605

IES Communications, LLC	45-2010815

IES Commercial, Inc.	16-1664197

IES Consolidation, LLC	26-0733980

IES Management, LP	76-0569183

IES Management ROO, LP	52-2114914

IES Operations Group, Inc.	52-2110684

IES Residential, Inc.	74-1774028

IES Shared Services, Inc.	26-0655112

IES Subsidiary Holdings, Inc.	46-2276549

Integrated Electrical Finance, Inc.	76-0559059

IES Holdings, Inc.	76-0542208

Key Electrical Supply, Inc.	76-0285442

Magnetech Industrial Services, Inc.	35-2114582

Southern Industrial Sales and Services, Inc.	58-1702287

Calumet Armature and Electric, L.L.C.	36-4184053

STR Mechanical, LLC	20-8664049

IES Infrastructure Solutions, LLC	81-2722853

Technibus, Inc.	26-2991322

Freeman Enclosure Systems, LLC	27-2477644

Technical Services II, LLC	54-1447615

NEXT Electric, LLC	45-4876996

Azimuth Communications, Inc.	93-1297544

Aerial Lighting & Electric, Inc.	06-1123512

Hotchkiss Alarms, LLC	84-1729400

Plant Power and Control Systems, L.L.C.	63-1193474

together with any partnerships, associations, corporations, successors, assigns, affiliates other than shareholders of IES Holdings, Inc., related entities, subsidiaries and/or divisions of the Indemnitor whether now existing or hereafter formed or acquired, whether alone or in joint venture with others not named herein (hereinafter collectively referred to as the “Indemnitor(s)”).

  RECITALS

WHEREAS, the Indemnitor, in the performance of contracts and the fulfillment of obligations generally, whether in its own name solely or as co-venturer with others, may desire or be required to give or procure certain surety bonds, undertakings or instruments of guarantee, and to renew, or continue or substitute from time to time the same, or new bonds, undertakings or instruments of guarantee with the same or different penalties, and/or conditions (hereinafter referred to as “Bonds”); the Indemnitor to request the Surety to refrain from canceling said Bonds; and

WHEREAS, at the request of the Indemnitor and upon the express understanding that this Agreement be given, the Surety has executed or procured to be executed, and may from time to time hereafter execute or procure to be executed, said Bonds on behalf of the Indemnitor; and

WHEREAS, the Indemnitor have a substantial, material and beneficial interest in the obtaining of the Bonds or in the Surety’s refraining from canceling the Bonds.

NOW, THEREFORE, in consideration of the premises set forth herein, the Indemnitor jointly and severally hereby covenant and agree with the Surety, as follows:

  I - PREMIUMS

The Indemnitor will pay to the Surety in such manner as may be agreed upon all premiums and charges of the Surety for the Bonds in accordance with its rate filings, its manual of rates, or as otherwise agreed upon, until the Indemnitor shall serve evidence satisfactory to the Surety of its discharge or release from the Bonds and all liability by reason thereof; provided that such premiums shall be notified and agreed to by the Indemnitors.

  II - INDEMNITY; DISCHARGE

The Indemnitor shall exonerate, hold harmless and indemnify the Surety from and against any and all liability, loss, costs, damages, reasonably incurred fees of attorneys and consultants, and other expenses, including reasonable interest, which the Surety may sustain and incur: (i) by reason of, or in consequence of, having executed or procured the execution of the Bonds, including, without limitation, making any investigation in connection with any Bond, prosecuting or defending any action and obtaining the release of any Bond; (ii) by reason of the failure of the Indemnitor to perform or comply with the covenants and conditions of this Agreement; or (iii) in enforcing any of the covenants and conditions of this Agreement. Payment by reason of the aforesaid causes shall be made to the Surety by the Indemnitor upon notice of Surety in writing as soon as liability exists or is asserted against the Surety, whether or not the Surety shall have made any payment therefor. An itemized statement sworn to by the Surety, or the voucher or vouchers or other evidence of payment, compromise or liability shall be prima facie evidence of the fact and amount of the Indemnitor’s’ liability under this Agreement. The Indemnitor will, upon no less than thirty (30) days’ notice, at the request of the Surety, procure the discharge of the Surety from any Bond and all liability by reason thereof. Upon such discharge or release, the Surety shall return to the Indemnitor any portion of any premium paid which is unearned as a result of such discharge or release. Any payments made by the Indemnitor hereunder shall be held by Surety and are to be used by Surety only for purposes of satisfying incurred losses and expenses associated with a Bond, and any payments in excess of such losses and expenses shall be promptly returned to Indemnitors.

  III - ASSIGNMENT

The Indemnitor hereby assign, transfer and set over, to the Surety, as collateral to secure the obligations in any and all of the paragraphs of this Agreement and any other indebtedness and liabilities of the Indemnitor to the Surety, whether heretofore or hereafter incurred, the assignment in the case of each contract to become effective as of the date of the Bond covering such contract: (a) all of the Indemnitor’s rights, title and interest in, and arising in any manner out of, all contracts referred to in the Bonds whether or not bonded, or in, or arising in any manner out of the Bonds; (b) any and all sums that may be due or hereafter become due on account of any and all contracts referred to in the Bonds including, but not limited to, all percentages retained, progress payments, deferred payments, compensation for extra work and proceeds of damage claims; (c) all of the Indemnitor’s rights, title and interest in and to all machinery, supplies, equipment, plant, tools and materials of every nature and description which are now, or may hereafter be, about or upon the site or sites of any and all of the contractual work referred to in the Bonds or elsewhere, including material purchased for or chargeable to any and all contracts referred to in the Bonds, materials which may be in process of construction, in storage elsewhere, or in transportation to any and all of said sites; (d) all proprietary systems, software or any other assets of a similar nature which are employed by the Indemnitor in connection with any and all contractual work referred to in the Bonds; (e) all of the Indemnitor’s rights, title and interest in and to all subcontracts let or to be let in connection with any and all contracts referred to in the Bonds, and in and to all surety bonds supporting such subcontracts; (f) all actions, causes of actions, claims and demands whatsoever which the Indemnitor may have or acquire against any subcontractor, laborer or materialman, or any person furnishing or agreeing to furnish or supply labor, material supplies, machinery, tools or other equipment in connection with or on account of any and all contracts referred to in the Bonds; and all actions, causes of actions, claims and demands whatsoever which the Indemnitor may have or acquire against any surety or sureties of any subcontractor, laborer, or materialman and (g) all proceeds of the foregoing. This assignment shall be enforceable only in the event of a default hereunder by Indemnitor of its obligations pursuant to Section II hereunder not cured upon five (5) days’ notice (an “Event of Default”).

  IV - TRUST FUND

If any of the Bonds are executed in connection with a contract which by its terms or by law prohibits the assignment of the contract’s proceeds, or any part thereof, the Indemnitor covenant and agree that all payments received for or on account of said contract shall be held as a trust fund in which the Surety has an interest, for the payment of obligations incurred in the performance of the contract and for labor, materials, and services furnished in the prosecution of the work provided in said contract or any authorized extension or modification thereof; and, further, it is expressly understood and declared that all monies due and to become due under any contract or contracts covered by the Bonds are trust funds, whether in the possession of the Indemnitor or otherwise, for the benefit of and for payment of all such obligations in connection with any such contract or contracts for which the Surety would be liable under any of said Bonds, which said trust also inures to the benefit of the Surety for any liability or loss it may have or sustain under any said Bonds, and this Agreement and declaration shall also constitute notice of such trust.

  V - UNIFORM COMMERCIAL CODE

This Agreement shall constitute a Security Agreement to the Surety and also a Financing Statement, both in accordance with the provisions of the Uniform Commercial Code of every jurisdiction wherein such Code is in effect, and may be so used by the Surety without in any way abrogating, restricting or limiting the rights of the Surety under this Agreement or under law, or in equity.

  VI - TAKEOVER

In the event of any breach or default asserted by the obligee in any Bonds, or the Indemnitor has abandoned the work on or forfeited any contract or contracts covered by any Bonds, or has failed to pay obligations incurred in connection therewith, or in the event of the death, disappearance, Indemnitor’s conviction for a felony, imprisonment, incompetency, insolvency, or bankruptcy of the Indemnitor, or the appointment of a receiver or trustee for the Indemnitor, or the property of the Indemnitor, or in the event of an assignment for the benefit of creditors of the Indemnitor, or if any action is taken by or against the Indemnitor under or by virtue of Title 11 of the United States Code (the “Act”), as now constituted or hereafter amended, or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law, or should reorganization or arrangement proceedings be filed by or against the Indemnitor under said Act, or if any action is taken by or against the Indemnitor under the insolvency laws of any state, possession, or territory of the United States, the Surety shall have the right, at its option and in its sole discretion and is hereby authorized, with or without exercising any other right or option conferred upon it by law or in the terms of this Agreement, after two (2) days’ written notice to and an opportunity to cure by the Indemnitors, to take possession of any part or all of the work under any contract or contracts covered by any Bonds, and at the expense of the Indemnitor to complete or arrange for the completion of the same, and the Indemnitor shall promptly upon demand pay to the Surety all losses, and expenses so reasonably incurred.

  VII - CHANGES

In the event of any breach or default asserted by the obligee in any Bonds, the Surety is authorized and empowered, upon notice to the Indemnitor to assent to any change whatsoever in the Bonds, and/or any contracts referred to in the Bonds, and/or in the general conditions, plans and/or specifications accompanying said contracts, including, but not limited to, any change in the time for the completion of said contracts and to payments or advances thereunder before the same may be due; to assent to or take any assignment or assignments; to execute or consent to the execution of any continuations, extensions or renewals of the Bonds; and to execute any substitute or substitutes therefor, with the same or different conditions, provisions and obligees and with the same or larger or smaller penalties, it being expressly understood and agreed that the Indemnitor shall remain bound under the terms of this Agreement even though any such assent by the Surety does or might substantially increase the liability of said Indemnitor.

  VIII - ADVANCES

In the event of any breach or default asserted by the obligee in any Bonds, the Surety is authorized and empowered to guarantee loans, to advance or lend to the Indemnitor any money, which the Surety may see fit, for the purpose of any contracts referred to in, or guaranteed by the Bonds; and all money expended in the completion of any such contracts by the Surety, or lent or advanced from time to time to the Indemnitor, or guaranteed by the Surety for the purposes of any such contracts, and all costs, and expenses incurred by the Surety in relation thereto, unless repaid with legal interest by the Indemnitor to the Surety when due, shall be presumed to be a loss by the Surety for which the Indemnitor shall be responsible, notwithstanding that said money or any part thereof should not be so used by the Indemnitor.

  IX - REPORTING; BOOKS & RECORDS

At any time during business hours and until such time as the liability of the Surety under a Bond is terminated and the Surety is fully reimbursed for all of its losses, costs and expenses as a result of having executed, provided or procured said Bond on behalf of the Indemnitor, the Surety shall have reasonable access during normal business hours to the books, records, software, data bases, computer stored information, contract documents, drawings, and accounts of the Indemnitor, wherever located, for the purpose of inspection, copying and reproduction.

The Indemnitor authorize the Surety or its designee to investigate the financial condition of the Indemnitor, the status of work under contracts being performed by the Indemnitor, the condition of the performance of such contracts, the status of payment of accounts of the Indemnitor and all other matters deemed appropriate by the Surety for the purpose of determining whether or not to execute the Bond on the Indemnitor’s behalf or in investigating claims made against the Bond or in investigating the Surety’s exposure to loss generally. When requested by the Surety, banks, depositories, accountants, attorneys, credit reporting agencies, obligees on a Bond, architects, materialmen, subcontractors, supply houses, prior and subsequent sureties, and joint venturers are hereby authorized and directed by the Indemnitor to furnish the Surety any information requested. The Surety and every such person from whom such information is requested hereby are and shall be released and discharged of any and all claim, liability and responsibility which they or any of them might otherwise incur or be subject to for or by reason of any such receipt or disclosure of any information respecting the Indemnitor which is obtained or utilized pursuant hereto.

  X - BOND EXECUTION

Unless otherwise specifically agreed in writing, the Surety may decline to execute any Bond and the Indemnitor agree to make no claim to the contrary in consideration of the Surety’s receiving this Agreement; and if the Surety shall execute a bid or proposal bond, it shall have the right to decline to execute any and all of the bonds that may be required in connection with any award that may be made under the proposal for which the bid or proposal bond is given and such declination shall not diminish or alter the liability that may arise by reason of having executed the bid or proposal bond. The Indemnitor hereby waive notice of the execution of said Bonds and of the acceptance of this Agreement, and the Indemnitor hereby waive all notice of any default, or any other act or acts giving rise to any claim under said Bonds, as well as notice of any and all liability of the Surety under said Bonds, and any and all liability on their part hereunder, to the end and effect that, the Indemnitor shall be and continue liable hereunder, notwithstanding any notice of any kind to which they might have been or be entitled, and notwithstanding any defenses they might have been entitled to make. Surety will make good faith efforts to notify Indemnitor of such actions.

  XI - SETTLEMENTS

In the event of any breach or default asserted by the obligee in any Bonds, the Surety shall have the exclusive right for itself and for the Indemnitor to adjust, settle or compromise any claim, demand, suit or judgment upon the Bonds. In the event of any payment by the Surety, the Indemnitor agree that in any accounting between the Surety and the Indemnitor, the Surety shall be entitled to charge for any and all disbursements made by it in good faith in and about the matters contemplated by this Agreement under the belief that it is or was liable for the sums and the amounts so disbursed, or that it was necessary or expedient to make such disbursements, whether or not such liability, necessity or expediency existed.

If the Indemnitor request the Surety to litigate any claim or demand, or to defend any suit, or to appeal any judgment, it shall upon request from the Surety deposit with the Surety, at the time of such request, cash or collateral satisfactory to the Surety in kind and amount, to be used in paying any judgment or judgments rendered or that may be rendered, with interest, costs, expenses and attorney’s fees, including those of the Surety.

  XII - SURETIES

In the event the Surety procures the execution of the Bonds by other sureties, or executes the Bonds with co-sureties, or reinsures any portion of said Bonds with reinsuring sureties, then all the terms and conditions of this Agreement shall inure to the benefit of such other sureties, co-sureties and reinsuring sureties, as their interest may appear.

  XIII - SUITS

Separate suits may be brought hereunder as causes of action accrue, and the bringing of suit or the recovery of judgment upon any cause of action shall not prejudice or bar the bringing of other suits, upon other causes of action, whether theretofore or thereafter arising.

  XIV - OTHER INDEMNITY

The Indemnitor shall continue to remain bound under the terms of this Agreement even though the Surety may have from time to time heretofore or hereafter, with or without notice to or knowledge of the Indemnitor, accepted or released other agreements of indemnity or collateral in connection with the execution or procurement of said Bonds, from the Indemnitor or others, it being expressly understood and agreed by the Indemnitor that any and all other rights which the Surety may have or acquire against the Indemnitor and/or others under any such other or additional agreements of indemnity or collateral shall be in addition to, and not in lieu of, the rights afforded the Surety under this Agreement.

  XV - INVALIDITY

If any of the parties mentioned in this Agreement fail to execute the same, or if the execution hereof by any of the parties is defective or invalid for any reason, such failure, defect or invalidity shall not in any manner affect the validity of this Agreement or the liability hereunder of any of the parties executing the same, but each and every party so executing shall be and remain fully bound and liable hereunder to the same extent as if such failure, defect or invalidity had not existed. It is understood and agreed by the Indemnitor that the rights, powers, and remedies given the Surety under this Agreement shall be and are in addition to, and not in lieu of, any and all other rights, powers, and remedies which the Surety may have or acquire against the Indemnitor or others, whether by the terms of any other agreement or by operation of law or otherwise.

  XVI - ATTORNEY IN FACT

The Indemnitor hereby irrevocably nominate, constitute, appoint and designate the Surety as their attorney-in-fact with the right, but not the obligation, to exercise all of the rights of the Indemnitor assigned, transferred and set over to the Surety in this Agreement, and in the name of the Indemnitor to make, execute, and deliver any and all additional or other assignments, documents or papers deemed necessary and proper by the Surety in order to give full effect not only to the intent and meaning of this within assignments, but also to the full protection intended to be herein given to the Surety under all other provisions of this Agreement. The Indemnitor hereby ratify and confirm all acts and actions taken and done by the Surety as such attorney-in-fact.

  XVII - TERMINATION

This Agreement may be terminated by the Indemnitor upon thirty (30) day’s written notice sent by email with receipt acknowledged by Surety or registered mail to the Surety at its offices at 305 Madison Avenue, Morristown NJ 07960, but any such notice of termination shall not operate to modify, bar, or discharge the Indemnitor as to Bonds that may have been theretofore executed, or with respect to Bonds executed after the date of termination, upon the award of a contract to an Indemnitor on a bid or proposal with respect to which Surety has executed a bid or proposal or similar bond prior to the date of termination shall operate only with respect to those Indemnitor upon whose behalf such notice of termination shall have been given.

  XVIII - PLACE IN FUNDS

Immediately upon demand, the Indemnitor will deposit with Surety, as collateral security, money or other collateral satisfactory to Surety, equal to: (1) the liability of Surety, if established; (2) the liability asserted against Surety; or (3) the reserve established by Surety, or any increase thereof, to cover any liability for loss or expense for which the Indemnitor may be obligated to indemnify Surety under the terms of the Agreement. Surety shall have the right to use the collateral, or any part thereof, in payment of settlement of any liability, loss or expense for which the Indemnitor is or would be obligated to indemnify Surety under the terms of this Agreement. Such collateral shall be promptly returned to Indemnitor upon discharge of the Surety’s liability under the Bond, payment of a claim, or cancellation of the Bond with no further claim made upon Surety.

At the Surety’s sole option, such collateral shall be in addition to and not in lieu of any other collateral that has been previously provided by the Surety.

  XIX - GOVERNING LAW: JURISDICTION

This Agreement shall be governed by and construed in accordance with the law of the State of New York without regard to conflict of laws principles. As to any legal action or proceeding related to this Agreement, the Indemnitor shall be subject to the jurisdiction of the federal courts, or if such courts do not have jurisdiction then the state courts, located in the Borough of Manhattan in the State of New York, and shall waive any claim or defense in any such action or proceeding based on any alleged lack of personal jurisdiction, improper venue, forum non conveniens or any similar basis. The Indemnitor further waive personal service of any and all process.

  XX - OTHER SURETIES

The Indemnitor agree to notify the Surety of any change to the security and collateral terms agreed to by the Indemnitor for the benefit of another Surety.

  XXI – REPRESENTATIONS & WARRANTIES

The Indemnitor hereby makes the following representation and warranties to the Surety on and as of the effective date of this Agreement, and the Surety shall be entitled to rely upon the truth, accuracy and completeness of the following representations and warranties without regard to any other information that may be now or hereafter known by or disclosed to the Surety: (i) the Indemnitor has all necessary corporate or other power, authority or legal right to execute, deliver and perform the Indemnitor’s obligations under this Agreement; (ii) the execution, delivery and performance of this Agreement has been duly authorized by all necessary corporate or other action on the Indemnitor’s part (including any required shareholder approvals), (iii) this Agreement has been duly and validly executed and delivered by the Indemnitor and constitutes when executed and delivered by the Indemnitor a legal valid and binding obligation, enforceable against each of the Indemnitor in accordance with its terms.

IN WITNESS WHEREOF, this AGREEMENT is executed by the parties to be effective on the day and date first set forth above.

INDEMNITORS:

ATTEST:	IES HOLDINGS, INC.

By: /s/ Milagros Arroyo	By: /s/ Tracy A. McLauchlin
Name: Tracy A. McLauchlin (seal)
Title: Senior Vice President, CFO & Treasurer

ATTEST	ICS HOLDINGS, LLC

By: /s/ Milagros Arroyo	By: /s/ Tracy A. McLauchlin
Name: Tracy A. McLauchlin
Title: President & Treasurer

ATTEST	IES COMMERCIAL, INC.

By: /s/ Milagros Arroyo	By: /s/ Tracy A. McLauchlin
Name: Tracy A. McLauchlin
Title: Vice President & Treasurer

ATTEST	IES COMMUNICATIONS, LLC

By: /s/ Milagros Arroyo	By: /s/ Tracy A. McLauchlin
Name: Tracy A. McLauchlin
Title: Vice President & Treasurer

ATTEST	IES RESIDENTIAL, INC.

By: /s/ Milagros Arroyo	By: /s/ Tracy A. McLauchlin
Name: Tracy A. McLauchlin
Title: Vice President, CFO & Treasurer

ATTEST	INTEGRATED ELECTRICAL FINANCE, INC.

By: /s/ Milagros Arroyo	By: /s/ Tracy A. McLauchlin
Name: Tracy A. McLauchlin
Title: President & Treasurer

ATTEST	IES MANAGEMENT LP By: INTEGRATED ELECTRICAL FINANCE, INC. its General Partner

By: /s/ Milagros Arroyo	By: /s/ Tracy A. McLauchlin
Name: Tracy A. McLauchlin
Title: President & Treasurer

ATTEST	IES MANAGEMENT ROO, LP By: IES OPERATIONS GROUP, INC. its General Partner

By: /s/ Milagros Arroyo	By: /s/ Tracy A. McLauchlin
Name: Tracy A. McLauchlin
Title: President & Treasurer

ATTEST	IES SUBSIDIARY HOLDINGS, INC.

By: /s/ Milagros Arroyo	By: /s/ Tracy A. McLauchlin
Name: Tracy A. McLauchlin
Title: Vice President, CFO &Treasurer

ATTEST	MAGNETECH INDUSTRIAL SERVICES, INC.

By: /s/ Milagros Arroyo	By: /s/ Tracy A. McLauchlin
Name: Tracy A. McLauchlin
Title: Vice President, CFO &Treasurer

ATTEST	SOUTHERN INDUSTRIAL SALES AND SERVICES, INC.

By: /s/ Milagros Arroyo	By: /s/ Tracy A. McLauchlin
Name: Tracy A. McLauchlin
Title: Vice President, CFO &Treasurer

ATTEST	CALUMET ARMATURE AND ELECTRIC, L.L.C.

By: /s/ Milagros Arroyo	By: /s/ Tracy A. McLauchlin
Name: Tracy A. McLauchlin
Title: Vice President, CFO &Treasurer

ATTEST	IES INFRASTRUCTURE SOLUTIONS, LLC

By: /s/ Milagros Arroyo	By: /s/ Tracy A. McLauchlin
Name: Tracy A. McLauchlin
Title: Vice President, CFO &Treasurer

ATTEST	TECHNIBUS, INC.

By: /s/ Milagros Arroyo	By: /s/ Tracy A. McLauchlin
Name: Tracy A. McLauchlin
Title: Vice President, CFO &Treasurer

ATTEST	IES CONSOLIDATION, LLC

By: /s/ Milagros Arroyo	By: /s/ Tracy A. McLauchlin
Name: Tracy A. McLauchlin
Title: President & Treasurer

ATTEST	IES SHARED SERVICES, INC.

By: /s/ Milagros Arroyo	By: /s/ Tracy A. McLauchlin
Name: Tracy A. McLauchlin
Title: Senior Vice President, CFO & Treasurer

ATTEST	KEY ELECTRICAL SUPPLY, INC.

By: /s/ Milagros Arroyo	By: /s/ Tracy A. McLauchlin
Name: Tracy A. McLauchlin
Title: President

ATTEST	IES OPERATIONS GROUP, INC.

By: /s/ Milagros Arroyo	By: /s/ Tracy A. McLauchlin
Name: Tracy A. McLauchlin
Title: President & Treasurer

ATTEST	FREEMAN ENCLOSURES SYSTEMS, LLC

By: /s/ Milagros Arroyo	By: /s/ Tracy A. McLauchlin
Name: Tracy A. McLauchlin
Title: Vice President, CFO & Treasurer

ATTEST	STR MECHANICAL LLC

By: /s/ Milagros Arroyo	By: /s/ Tracy A. McLauchlin
Name: Tracy A. McLauchlin
Title: Vice President & Treasurer

ATTEST	TECHNICAL SERVICES II, LLC

By: /s/ Milagros Arroyo	By: /s/ Tracy A. McLauchlin
Name: Tracy A. McLauchlin
Title: Vice President & Treasurer

ATTEST	NEXT ELECTRIC, LLC

By: /s/ Milagros Arroyo	By: /s/ Tracy A. McLauchlin
Name: Tracy A. McLauchlin
Title: Vice President & Treasurer

ATTEST	AZIMUTH COMMUNICATIONS, INC.

By: /s/ Milagros Arroyo	By: /s/ Tracy A. McLauchlin
Name: Tracy A. McLauchlin
Title: Vice President & Treasurer

ATTEST	AERIAL LIGHTING AND ELECTRIC, INC.

By: /s/ Milagros Arroyo	By: /s/ Tracy A. McLauchlin
Name: Tracy A. McLauchlin
Title: Vice President, CFO & Treasurer

ATTEST	HOTCHKISS ALARMS, LLC

By: /s/ Milagros Arroyo	By: /s/ Tracy A. McLauchlin
Name: Tracy A. McLauchlin
Title: Vice President, CFO & Treasurer

ATTEST	PLANT POWER AND CONTROL SYSTEMS, L.L.C.

By: /s/ Milagros Arroyo	By: /s/ Tracy A. McLauchlin
Name: Tracy A. McLauchlin
Title: Vice President, CFO & Treasurer

CORPORATE AND LIMITED LIABILITY COMPANY ACKNOWLEDGEMENT

State of:	Texas

County of:	Harris

On this 17th day of August in the year 2020 before me personally comes Tracy A. McLauchlin to me known, who being by me duly sworn, deposes and says that she resides in the City of Houston, Texas, that she is an officer of the corporations and limited liability companies described in and which executed the foregoing instrument, and that she is authorized to execute the foregoing instrument and so bind such corporations and limited liability companies.

/s/ Laverne Sczepanski
(Signature of Notary Public)

My Commission expires

8/22/2023

PARTNERSHIP ACKNOWLEDGEMENT

State of:	Texas

County of:	Harris

On this 17th day of August in the year 2020 before me personally comes Tracy A. McLauchlin to me known, who being by me duly sworn, deposes and says that she resides in the City of Houston, Texas, that she is an officer of the general partner of each of the partnerships described in and which executed the foregoing instrument, and that she is authorized to execute the foregoing instrument and so bind such partnerships.

/s/ Laverne Sczepanski
(Signature of Notary Public)

My Commission expires

8/22/2023